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LARGE CAP VALUE
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Alliance Disciplined
Value Fund

Semi-Annual Report
May 31, 2000

                               [GRAPHIC OMITTED]

                               AllianceCapital [LOGO](R)
                               The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

                                                   ----------------------
                                                   LETTER TO SHAREHOLDERS
                                                   ----------------------

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder:

We are pleased to provide the first shareholder letter for the Alliance Disciplined Value Fund (the "Fund") for the semi-annual reporting period ended May 31, 2000.

Investment Objective and Policies

Alliance Disciplined Value Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

The Fund expects, under normal circumstances, to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results

The following table provides performance data for the Fund and its benchmark, as represented by the Russell 1000 Value Index, for the five-month period ended May 31, 2000. (The Fund's inception date for all share classes is December 22, 1999.)

INVESTMENT RESULTS*
Period Ended May 31, 2000

              -----------------
                Total Returns
              -----------------
              Since Inception**
-------------------------------
Alliance
Disciplined
Value Fund
  Class A          14.90%
-------------------------------
  Class B          14.60%
-------------------------------
  Class C          14.40%
-------------------------------
Russell 1000
Value Index         0.35%
-------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of May 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Stock Index with a less-than-average growth orientation. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment including Alliance Disciplined Value Fund.

**    Inception date for all classes of shares is 12/22/99.

      Additional investment results appear on pages 4 - 5.


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                                             ALLIANCE DISCIPLINED VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund outperformed its unmanaged benchmark, the Russell 1000 Value Index during the period from its December 22, 1999 inception through May 31, 2000. The Fund's strong performance can be attributed to good stock selection across an eclectic mix of industries, all qualified by our proprietary investment process.
Our fundamentally driven process seeks to identify investment candidates with good business prospects, selling at reasonable valuations. The rigorous application of our disciplines has led us to overweight the consumer staples area, where investments in beverages and supermarkets contributed significantly to outsized performance gains versus the benchmark. Also, good stock selection within the financial and technology sectors of the market, which exist in the portfolio at benchmark weights, added meaningfully to Fund performance.

In all cases, our portfolio holdings have been fundamentally researched by Alliance's intensive research effort, and screened through the Disciplined Value group's quantitative valuation methodology. We believe that by overlaying a quantitative valuation framework on top of our analysts' fundamental company estimates, the Disciplined Value group can systematically compare individual stock price attractiveness across Alliance's entire universe of research coverage. It is the valuation insight generated by our quantitative review, in conjunction with the fundamental expectations and convictions of our research team, that catalyzes investment activity within the Fund. We expect the application of our investment process to result in portfolios that characteristically sell at valuation relationships comparable to our benchmark while possessing growth potential well in excess of the benchmark. Buying a lot of growth at discounted valuations is the modus operandi of this Fund.

Investment Discussion and Outlook

Discussions among academics and investment professionals about capital markets typically center on returns and the tangible moving parts believed to drive security pricing, e.g., interest rates, inflation, monetary policy, and corporate profits. As always, the current environment is replete with intense debate as to the direction of each of these factors. However, when all is said and done, the only issue that seems to matter to many in today's market is whether or not a company is a "new economy" facilitator or beneficiary. Companies connected to the Internet, both figuratively and literally, have attracted extreme investor interest. By contrast, those not so connected, it is believed "haven't gotten it" and, are being valued by investors as future casualties of the new Internet economy.

The impact of this debate on individual security pricing and on the major capital market indices has been profound. No matter how measured, the investment performance and valuation differences between companies believed to be in the vanguard of the "new economy" and companies perceived to be behind the curve, is unprecedented. In some cases, "new economy" companies with no product revenues are valued at $20 billion while old economy companies with $1 billion in earnings are valued at $5 billion. In this kind of


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2 o ALLIANCE DISCIPLINED VALUE FUND

                                                      ----------------------
                                                      LETTER TO SHAREHOLDERS
                                                      ----------------------

market, where traditional approaches to common stock valuation have at times been dismissed, our valuation sensitive approach can appear to some to be woefully antiquated. However, we continue to remain convinced that company fundamentals and interest rates do matter and that the laws of financial economics haven't been repealed. Indeed, our strong performance in the face of market preference for more dynamic merchandise is ample evidence that investors can succeed in the current environment by pursuing more disciplined strategies.

Thank you for your interest and investment in Alliance Disciplined Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank V. Caruso

Frank V. Caruso
Senior Vice President


[PHOTO      John D.
 OMITTED]   Carifa

[PHOTO      Paul C.
 OMITTED]   Rissman

[PHOTO      Frank V.
 OMITTED]   Caruso

Portfolio Manager, Paul C.
Rissman and Frank V. Caruso
have over 25 years of combined
investment experience.


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                                             ALLIANCE DISCIPLINED VALUE FUND o 3

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2000 (unaudited)

INCEPTION DATE           PORTFOLIO STATISTICS
(Class A Shares)         Assets ($mil): $5.0
12/22/99

SECTOR BREAKDOWN

24.27% Finance
18.00% Consumer Services
10.50% Consumer Staples
 9.18% Basic Industry
 9.12% Technology
 7.33% Multi-Industry Companies              [PIE CHART OMITTED]
 6.52% Energy
 4.20% Health Care
 3.30% Capital Goods
 2.49% Consumer Manufacturing
 1.84% Utilities
 3.25% Short-Term

HOLDING TYPE

96.75% Equity                                [PIE CHART OMITTED]
 3.25% Short-Term

All data as of May 31, 2000. The Fund's sector breakdown and holding types may vary over time. These breakdowns are expressed as a percentage of total investments.


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4 o ALLIANCE DISCIPLINED VALUE FUND

                                                 ------------------
                                                 INVESTMENT RESULTS
                                                 ------------------

INVESTMENT RESULTS

NAV AND SEC CUMULATIVE TOTAL RETURNS
AS OF MAY 31, 2000*

Class A Shares
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              14.90%                    10.06%

Class B Shares
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              14.60%                    10.60%

Class C Shares
-------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              14.40%                    13.40%

SEC CUMULATIVE TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2000)

                            Class A           Class B         Class C
-------------------------------------------------------------------------------
     Since Inception*        4.88%             5.40%           8.20%

The Fund's investment results represent cumulative total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 12/22/99.


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                                             ALLIANCE DISCIPLINED VALUE FUND o 5

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
May 31, 2000 (unaudited)

                                                               Percent of
Company                                         Value          Net Assets
----------------------------------------------------------------------------
Kroger Co.                                 $  248,437                 4.9%
----------------------------------------------------------------------------
Comcast Corp. Cl.A                            236,718                 4.7
----------------------------------------------------------------------------
Tyco International, Ltd.                      200,016                 4.0
----------------------------------------------------------------------------
Household International, Inc.                 199,750                 4.0
----------------------------------------------------------------------------
Gannett Co., Inc.                             194,250                 3.9
----------------------------------------------------------------------------
Chase Manhattan Corp.                         194,187                 3.9
----------------------------------------------------------------------------
First Data Corp.                              190,612                 3.8
----------------------------------------------------------------------------
Associates First Capital Corp. Cl.A           185,203                 3.7
----------------------------------------------------------------------------
A.H. Belo Corp.                               184,719                 3.6
----------------------------------------------------------------------------
Computer Associates International, Inc.       180,250                 3.6
----------------------------------------------------------------------------
                                           $2,014,142                40.1%

MAJOR PORTFOLIO CHANGES
Period Ended May 31, 2000 (unaudited)

                                          ----------------------------------
                                                        Shares
                                          ----------------------------------
Purchases                                  Bought        Holdings 5/31/00
----------------------------------------------------------------------------
A.H. Belo Corp.                            11,500                  11,500
----------------------------------------------------------------------------
Chase Manhattan Corp.                       2,600                   2,600
----------------------------------------------------------------------------
Comcast Corp. Cl.A                          6,250                   6,250
----------------------------------------------------------------------------
Computer Associates International, Inc.     3,500                   3,500
----------------------------------------------------------------------------
First Data Corp.                            3,400                   3,400
----------------------------------------------------------------------------
Gannett Co., Inc.                           3,000                   3,000
----------------------------------------------------------------------------
Household International, Inc.               4,250                   4,250
----------------------------------------------------------------------------
Kroger Co.                                 12,500                  12,500
----------------------------------------------------------------------------
Solutia, Inc.                              12,750                  12,750
----------------------------------------------------------------------------
United Technologies Corp.                   2,750                   2,750
----------------------------------------------------------------------------


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6 o ALLIANCE DISCIPLINED VALUE FUND

                                               ------------------------
                                               PORTFOLIO OF INVESTMENTS
                                               ------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2000 (unaudited)

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------

Common Stocks - 97.0%

Finance - 24.3%
Banking - Money Center - 5.6%
Chase Manhattan Corp. ......................       2,600      $    194,187
KeyCorp.....................................       4,250            89,250
                                                              ------------
                                                                   283,437
                                                              ------------
Banking - Regional - 6.7%
Bank of America Corp. ......................       2,750           152,797
Bank One Corp. .............................       2,750            90,922
U.S. Bancorp.............................       3,500            91,000
                                                              ------------
                                                                   334,719
                                                              ------------
Insurance - 3.7%
ACE, Ltd. ..................................       2,750            73,734
Allstate Corp. .............................       3,000            79,500
PMI Group, Inc. ............................         650            32,988
                                                              ------------
                                                                   186,222
                                                              ------------
Miscellaneous - 8.3%
Associates First Capital Corp. Cl.A.........       6,750           185,203
Household International, Inc. ..............       4,250           199,750
MGIC Investment Corp. ......................         700            34,694
                                                              ------------
                                                                   419,647
                                                              ------------
                                                                 1,224,025
                                                              ------------
Consumer Services - 18.1%
Airlines - 2.6%
Delta Air Lines, Inc. ......................       1,250            64,297
UAL Corp. ..................................       1,250            64,375
                                                              ------------
                                                                   128,672
                                                              ------------
Broadcasting & Cable - 8.4%
A.H. Belo Corp. ............................      11,500           184,719
Comcast Corp. CI.A..........................       6,250           236,718
                                                              ------------
                                                                   421,437
                                                              ------------
Printing & Publishing - 3.9%
Gannett Co., Inc. ..........................       3,000           194,250
                                                              ------------
Toys - 3.2%
Hasbro, Inc. ...............................       5,000            81,875
Mattel, Inc. ...............................       6,000            81,375
                                                              ------------
                                                                   163,250
                                                              ------------
                                                                   907,609
                                                              ------------
Consumer Staples - 10.5%
Beverages - 1.6%
The Pepsi Bottling Group, Inc. .............       3,000            78,375
                                                              ------------
Household Products - 0.5%
Viad Corp. .................................       1,000            26,313
                                                              ------------


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                                             ALLIANCE DISCIPLINED VALUE FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------

Retail - Food & Drug - 4.9%
Kroger Co.(a)...............................      12,500      $    248,437
                                                              ------------
Tobacco - 3.5%
Philip Morris Companies, Inc. ..............       6,750           176,344
                                                              ------------
                                                                   529,469
                                                              ------------
Basic Industry - 9.2%
Chemicals - 6.5%
Dow Chemical Co. ...........................         750            80,297
Eastman Chemical Co. .......................         500            22,781
Lyondell Chemical Co. ......................       4,000            66,750
Solutia, Inc. ..............................      12,750           154,594
                                                              ------------
                                                                   324,422
                                                              ------------
Mining & Metals - 1.4%
Alcoa, Inc. ................................       1,250            73,047
                                                              ------------
Paper & Forest Products - 1.3%
Georgia-Pacific Group.......................       2,000            65,500
                                                              ------------
                                                                   462,969
                                                              ------------
Technology - 9.2%
Computer Services - 3.8%
First Data Corp. ...........................       3,400           190,612
                                                              ------------
Computer Software - 3.6%
Computer Associates International, Inc. ....       3,500           180,250
                                                              ------------
Contract Manufacturing - 1.8%
Sanmina Corp.(a)............................       1,400            89,075
                                                              ------------
                                                                   459,937
                                                              ------------
Multi-Industry Companies - 7.4%
Honeywell International, Inc. ..............       1,250            68,359
Tyco International, Ltd. ...................       4,250           200,016
U.S. Industries, Inc. ......................       7,500           101,250
                                                              ------------
                                                                   369,625
                                                              ------------
Energy - 6.5%
Domestic Integrated - 3.5%
Kerr-McGee Corp. ...........................       1,500            89,531
USX-Marathon Group..........................       3,250            88,360
                                                              ------------
                                                                   177,891
                                                              ------------
International - 3.0%
BP Amoco Plc (ADR) (United Kingdom).........       1,230            66,881
Repsol, SA (ADR) (Spain)....................       4,000            84,250
                                                              ------------
                                                                   151,131
                                                              ------------
                                                                   329,022
                                                              ------------


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8 o ALLIANCE DISCIPLINED VALUE FUND

                                               ------------------------
                                               PORTFOLIO OF INVESTMENTS
                                               ------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------

Health Care - 4.2%
Medical Products - 0.7%
St. Jude Medical, Inc.(a) ..................       1,000      $     35,938
                                                              ------------
Medical Services - 3.5%
IMS Health, Inc. ...........................       2,500            41,250
Tenet Healthcare Corp. .....................       5,250           134,531
                                                              ------------
                                                                   175,781
                                                              ------------
                                                                   211,719
                                                              ------------
Capital Goods - 3.3%
Miscellaneous - 3.3%
United Technologies Corp. ..................       2,750           166,203
                                                              ------------
Consumer Manufacturing - 2.5%
Auto & Related - 1.2%
Delphi Automotive Systems Corp. ............       3,400            61,413
                                                              ------------
Building & Related - 1.3%
Masco Corp. ................................       3,250            63,984
                                                              ------------
                                                                   125,397
                                                              ------------
Utilities - 1.8%
Telephone Utility - 1.8%
Global TeleSystems Group, Inc.(a)...........       5,000            55,625
SBC Communications, Inc. ...................         850            37,134
                                                              ------------
                                                                    92,759
                                                              ------------
Total Common Stocks
   (cost $4,462,467)........................                     4,878,734
                                                              ------------
Short-Term Investment - 3.3%
Time Deposit - 3.3%
State Street Euro Dollar
   6.00%, 6/01/00
   (amortized cost $164,000)................        $164           164,000
                                                              ------------

Total Investments - 100.3%
   (cost $4,626,467)........................                     5,042,734
Other assets less liabilities - (0.3%)......                       (15,693)
                                                              ------------

Net Assets - 100%...........................                  $  5,027,041
                                                              ============

(a) Non-income producing security.

    Glossary:

    ADR - American Depositary Receipt.

    See notes to financial statements.


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                                             ALLIANCE DISCIPLINED VALUE FUND o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $4,626,467) ........      $ 5,042,734
Cash .........................................................              172
Receivable for capital stock sold ............................          146,641
Receivable from Adviser ......................................           23,661
Dividends and interest receivable ............................            8,773
Prepaid expenses ..........................................              82,844
                                                                    -----------
Total assets .................................................        5,304,825
                                                                    -----------
Liabilities
Distribution fee payable .....................................            2,312
Accrued expenses and other liabilities .......................          275,472
                                                                    -----------
Total liabilities ............................................          277,784
                                                                    -----------
Net Assets ...................................................      $ 5,027,041
                                                                    ===========
Composition of Net Assets
Capital stock, at par ........................................      $       438
Additional paid-in capital ...................................        4,513,549
Net investment loss ..........................................          (9,428)
Accumulated net realized gain on investments .................          106,215
Net unrealized appreciation of investments ...................          416,267
                                                                    -----------
                                                                    $ 5,027,041
                                                                    ===========
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,877,363 / 250,532 shares of capital stock
   issued and outstanding) ...................................           $11.49
Sales charge--4.25% of public offering price .................              .51
                                                                         ------
Maximum offering price .......................................           $12.00
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($632,115 / 55,145 shares of capital stock
   issued and outstanding) ...................................           $11.46
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($1,517,563 / 132,669 shares of capital stock
   issued and outstanding) ...................................           $11.44
                                                                         ======

See notes to financial statements.


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10 o ALLIANCE DISCIPLINED VALUE FUND

                                                -----------------------
                                                STATEMENT OF OPERATIONS
                                                -----------------------

STATEMENT OF OPERATIONS
December 22, 1999(a) to May 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $41).....................   $      27,875
Interest................................           4,545     $      32,420
                                           -------------
Expenses
Advisory fee............................          11,377
Distribution fee - Class A..............           2,868
Distribution fee - Class B..............             852
Distribution fee - Class C..............           4,756
Amortization of offering expenses.......          73,000
Administrative fee......................          51,000
Audit and legal.........................          33,184
Transfer agency.........................          27,250
Custodian...............................          25,561
Printing................................          15,938
Directors' fees.........................          12,000
Registration............................           1,810
Miscellaneous...........................           1,906
                                           -------------
Total expenses..........................         261,502
Less: expenses waived and reimbursed
   by the adviser (see Note B)..........        (219,654)
                                           -------------
Net expenses............................                            41,848
                                                             -------------
Net investment loss.....................                            (9,428)
                                                             -------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions.........................                           106,215
Net unrealized appreciation of
   investments                                                     416,267
                                                             -------------
Net gain on investments.................                           522,482
                                                             -------------
Net Increase in Net Assets
   from Operations......................                     $     513,054
                                                             =============

(a) Commencement of operations.

    See notes to financial statements

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                                            ALLIANCE DISCIPLINED VALUE FUND o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                December 22,
                                                                 1999(a) to
                                                                May 31, 2000
                                                                 (unaudited)
                                                                ------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................................     $    (9,428)
Net realized gain on investment transactions ...............         106,215
Net unrealized appreciation of investments .................         416,267
                                                                 -----------
Net increase in net assets from operations .................         513,054

Capital Stock Transactions
Net increase ...............................................       4,413,787
                                                                 -----------
Total increase .............................................       4,926,841

Net Assets
Beginning of period ........................................         100,200
                                                                 -----------
End of period ..............................................     $ 5,027,041
                                                                 ===========

(a) Commencement of operations.

    See notes to financial statements.


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12 o ALLIANCE DISCIPLINED VALUE FUND

                                         -----------------------------
                                         NOTES TO FINANCIAL STATEMENTS
                                         -----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Disciplined Value Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Prior to commencement of operations on December 22, 1999 the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares and 10 shares each of Class B and Class C for the aggregate amount of $100,000 on Class A shares and $100 on each of Class B and Class C shares on December 14, 1999. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.


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                                            ALLIANCE DISCIPLINED VALUE FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the meanof the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation (depreciation) of investments, and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $37,000 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $155,725 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discount and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.


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14 o ALLIANCE DISCIPLINED VALUE FUND

                                         -----------------------------
                                         NOTES TO FINANCIAL STATEMENTS
                                         -----------------------------

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") at an annualized rate of .75% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated December 6, 1999, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 22, 1999 (commencement of operations) to December 21, 2000, exceeding the annual rate of 2.50% of average daily net assets for Class A shares and 3.20% of average daily net assets for Class B shares and Class C shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than December 21, 2002, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the period ended May 31, 2000, the total amount of expenses waived and reimbursed by the Adviser subject to repayment amounted to $205,654.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended May 31, 2000, the Adviser agreed to waive its fees. Such waiver amounted to $51,000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,139 for the period ended May 31, 2000.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $287 from the sale of Class A shares and $1,934 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended May 31, 2000.

Brokerage commissions paid on investment transactions for the period ended May 31, 2000, amounted to $22,933, none of which was paid to brokers utilizing the services of the


-------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $31,100 and $178,568 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $8,629,714 and $4,273,462, respectively, for the period ended May 31, 2000. There were no purchases and sales of U.S. government and government agency obligations for the period ended May 31, 2000.

At May 31, 2000 the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $560,983 and gross unrealized depreciation of investments was $144,716 resulting in net unrealized appreciation of $416,267.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists


-------------------------------------------------------------------------------
16 o ALLIANCE DISCIPLINED VALUE FUND

                                       -----------------------------
                                       NOTES TO FINANCIAL STATEMENTS
                                       -----------------------------

of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                               ------------         ------------
                                                  Shares               Amount
                                               ------------         ------------
                                               December 22,         December 22,
                                                 1999(a) to           1999(a) to
                                               May 31, 2000         May 31, 2000
                                                (unaudited)          (unaudited)
                                               ---------------------------------
Class A
Shares sold                                        241,508          $ 2,472,737
--------------------------------------------------------------------------------
Shares redeemed                                       (976)             (10,390)
--------------------------------------------------------------------------------
Net increase                                       240,532          $ 2,462,347
================================================================================

Class B
Shares sold                                         57,849          $   622,378
--------------------------------------------------------------------------------
Shares redeemed                                     (2,714)             (24,773)
--------------------------------------------------------------------------------
Net increase                                        55,135          $   597,605
================================================================================

Class C
Shares sold                                        133,729          $ 1,365,800
--------------------------------------------------------------------------------
Shares redeemed                                     (1,070)             (11,965)
--------------------------------------------------------------------------------
Net increase                                       132,659          $ 1,353,835
================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended May 31, 2000.

(a) Commencement of operations.


-------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                               ------------     ------------       ------------
                                                 Class A          Class B            Class C
                                               ------------     ------------       ------------
                                               December 22,     December 22,       December 22,
                                                 1999(a) to       1999(a) to         1999(a) to
                                               May 31, 2000     May 31, 2000       May 31, 2000
                                                (unaudited)       (unaudited)       (unaudited)
                                               -------------------------------------------------
Net asset value, beginning of period ..........      $10.00            $10.00            $10.00
                                               -------------------------------------------------
Income From Investment Operations
Net investment loss(b) ........................        (.02)             (.05)             (.06)
Net realized and unrealized gain on investment
  transactions ................................        1.51              1.51              1.50
                                               -------------------------------------------------
Net increase in net asset value from operations        1.49              1.46              1.44
                                               -------------------------------------------------
Net asset value, end of period ................      $11.49            $11.46            $11.44
                                               =================================================
Total Return
Total investment return based on net asset
  value(c) ....................................       14.90%            14.60%            14.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....      $2,877            $  632            $1,518
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements(d) ..        2.50%             3.20%             3.20%
  Expenses, before waivers/reimbursements(d) ..       19.62%            13.45%            14.91%
  Net investment loss(d) ......................        (.33)%           (1.09)%           (1.12)%
Portfolio turnover rate .......................         142%              142%              142%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


-------------------------------------------------------------------------------
18 o ALLIANCE DISCIPLINED VALUE FUND

                                              ----------------------------
                                              GLOSSARY OF INVESTMENT TERMS
                                              ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


-------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 19

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


-------------------------------------------------------------------------------
20 o ALLIANCE DISCIPLINED VALUE FUND

                                        --------------------------------
                                        ALLIANCE CAPITAL AT YOUR SERVICE
                                        --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of Shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news And other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

      Dollar cost averaging does not assure a profit nor protect against loss In a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


-------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 21

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Frank V. Caruso, Senior Vice President
Paul C. Rissman, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


-------------------------------------------------------------------------------
22 o ALLIANCE DISCIPLINED VALUE FUND

                                             --------------------------------
                                             ALLIANCE CAPITAL FAMILY OF FUNDS
                                             --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance F0und
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


-------------------------------------------------------------------------------
                                            ALLIANCE DISCIPLINED VALUE FUND o 23

NOTES


-------------------------------------------------------------------------------
24 o ALLIANCE DISCIPLINED VALUE FUND

Alliance Disciplined Value Fund                                 ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                 U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                Permit No. 7131
                                                                ---------------


AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital
Management L.P.

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